UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report March 10, 2005

(Date of earliest event reported) (March 4, 2005)

PETRO STOPPING CENTERS HOLDINGS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	333-87371	74-2922482
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2005, Petro Stopping Centers, L.P. (the “Company”) entered into a Purchase Agreement (the “Agreement”) with Bordentown Junction Truck Stop Joint Venture.

The Agreement provides for the purchase by the Company of a Petro Stopping Center known as “Bordentown Junction Truck Stop” in Burlington County, New Jersey for a purchase price of $23,850,000. The closing of the transaction is subject to customary conditions, including the consummation by the Company of satisfactory financing as well as satisfactory completion of due diligence. Following the closing of the transaction, this location will convert from a franchise operation within the Company to a Company-operated truck stop.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS HOLDINGS, L.P.
(Registrant)

Date: March 10, 2005	By:	/s/ Edward Escudero
Edward Escudero
Treasurer and Chief Financial Officer
(On behalf of the Registrant and as Registrant’s
Principal Financial Officer and Chief Accounting Officer)

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